SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  October 25, 2001
---------------------------------
(Date of earliest event reported)


Commission File No.:  333-59060-04




                    Morgan Stanley Dean Witter Capital I Inc.
             (Exact name of registrant as specified in its charter)




       Delaware                                        13-3291626
--------------------------------------------------------------------------------
(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
 of Incorporation)




1585 Broadway, New York, New York                                   10036
--------------------------------------------------------------------------------
(Address of Principal Executive Office)                          (Zip Code)




                                 (212) 761-4000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


ITEM 5.     Other Events.
            ------------

            Computational Materials

            Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney Inc., each as underwriter of certain of the Certificates (each, the "Underwriter"), have provided certain prospective purchasers of the Class A-1, Class A-2, Class A-3 and Class B Certificates (collectively, the "Offered Certificates") with certain yield tables and other computational materials (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables relating to the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

            (c)   Exhibits

                  Exhibit No.                    Description
                  -----------                    -----------

                       99              Computational Materials (as defined in
                                       Item 5) that have been provided by the
                                       Underwriters to certain prospective
                                       purchasers of the Offered Certificates.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       MORGAN STANLEY DEAN WITTER CAPITAL I INC.



                                       By: /s/ Andrew Berman
                                          ---------------------------------
                                          Name:  Andrew Berman
                                          Title: Executive Director





Date:  October 25, 2001

                                INDEX TO EXHIBITS
                                -----------------


                                                                 Paper (P) or
Exhibit No.            Description                              Electronic (E)
-----------            -----------                              --------------


   99                  Computational Materials                        E